NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT (THE "1933 ACT"), PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

STOCK OPTION AND SUBSCRIPTION AGREEMENT

THIS STOCK OPTION AND SUBSCRIPTION AGREEMENT is entered into as of the ____ day of ____________, 200__ (the "Date of Grant").

BETWEEN:

COUNTERPATH SOLUTIONS, INC. (the "Company"), who has a business address at 8th Floor, 100 West Pender Street, British Columbia, Canada, V6B 1R8

AND:

___________________________________ (the "Optionee") whose address is __________________________________________.

RECITALS

WHEREAS:

A.                          The Optionee is a director, officer, consultant or employee of the Company or the Company’s subsidiary, CounterPath Solutions R&D Inc.;

B.                          The Board of Directors of the Company (the “Board”) has approved and adopted the 2005 Amended and Restated Stock Option Plan (the “Plan”), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase common shares of the Company; and

C.                          The Board has authorized the grant to the Optionee of stock options to purchase a total of ____________________ (___________) common shares of the Company.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of One ($1.00) Dollar now paid by the Optionee to the Company (the receipt and sufficiency whereof is hereby acknowledged), it is hereby agreed by and between the parties as follows:

1.1	In this Agreement, the following terms shall have the following meanings:

(a)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(b)	"Exercise Price" means $_____;
(c)	"Expiry Date" means ___________________;
(d)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Exhibit "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(e)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.3 of this Agreement;

(f)	"Optioned Shares" means the common shares of the Company, subject to the Option;
(g)	"Securities" means, collectively, the Options and the Optioned Shares;
(h)	"Shareholders" means holders of record of the Shares;
(i)	"Shares" means the common shares in the capital stock of the Company;
(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and
(k)	"Vested Options" means the Options that have vested in accordance with Section 1.4 of this Agreement.

1.2                        Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan, as applicable.

1.3                        Subject to the Optionee fully completing, signing and returning to the Company the applicable Questionnaire attached hereto as Exhibit B or Exhibit B (the “Questionnaire”), the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, as applicable, Options to purchase a total of ______________________ (___________) Optioned Shares at the Exercise Price. The Company and the Optionee have agreed that the grant of the Options pursuant to this Agreement will satisfy the Company’s obligation to grant stock options as set out in the Offer and the Optionee agrees to release the Company with respect to any claim with respect to the Company’s obligation to grant stock options as set out in the Offer.

1.4                        The Options may be exercised after vesting and only in accordance with the following schedule:

(a)	[for directors only] on the first anniversary of the Date of Grant, the Options shall vest with respect to twenty-five percent (25%) of the Options; and

(b)

[for directors only] commencing on the date which is thirteen (13) months from the Date of Grant, the Options shall vest as to one-thirty six (1/36) of the remaining seventy-five percent (75%) of the Options every month until the Options are fully vested.

(c)

[for officers, consultants and employees] commencing on the date which is six (6) months from the Date of Grant, the Options shall vest with respect to twelve and one-half percent (12.5%) of the Options; and

(d)

[for officers, consultants and employees] commencing on the date which is seven (7) months from the Date of Grant, the Options shall vest with respect to one-forty second (1/42) of the remaining eighty-seven and one-half percent (87.5%) of the Options every month until the Options are fully vested.

1.5                        The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, forthwith expire and be of no further force or effect whatsoever.

1.6                        Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	five (5) years [for directors only] OR ten (10) years [for officers, consultants and employees] from the Date of Grant;
(b)

the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation (as defined in the Plan) for cause (as determined in the sole discretion of the Plan Administrator, acting reasonably) or the date of resignation by an Optionee from the Optionee’s employment or contractual relationship with the Company or any Related Company;

(c)

the expiration of one (1) year from the date of the death of the Optionee, or the expiration of one (1) year from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan); or

(d)

the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability.

Each unvested Option granted pursuant hereto shall terminate immediately upon termination of or resignation from the Optionee's employment or contractual relationship with the Company for any reason whatsoever, unless vesting is accelerated in accordance with Section 5.1(f) of the Plan.

1.7                        Subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that any Optionee who is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. No portion of any Options for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) of the Plan) may be exercised; provided, that if the vested portion of any Options is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Exhibit A) to the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with Section 5.1 of the Plan.

1.8                        Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.9                        The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as applicable, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

2.	Acknowledgements of the Optionee
2.1	The Optionee acknowledges and agrees that:
(a)

none of the Options or the Optioned Shares have been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(c)

the Optionee has received and carefully read this Agreement and the public information which has been filed with the Securities and Exchange Commission (the "SEC") in compliance or intended compliance with applicable securities legislation (collectively, the "Company Information");

(d)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the Company Information (the receipt of which is hereby acknowledged);

(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(f)	there is no government or other insurance covering the Securities;
(g)	there are risks associated with an investment in the Securities;
(h)

the Company has advised the Optionee that the Company is relying on an exemption from the requirements to provide the Optionee with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Optionee;

(i)

the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(j)

the Optionee and the Optionee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(k)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee's attorney and/or advisor(s) (if applicable);

(l)	the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement;
(m)

the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

(n)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc.;

(o)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Optionee's ability to resell the Securities under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

(p)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(q)

the Optionee has been advised to consult the Optionee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions; and
(r)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.
3.	Representations, Warranties and Covenants of the Optionee

3.1                        The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is an employee or consultant of the Company;
(b)	the Optionee is resident in the United States;
(c)	the Optionee has received and carefully read this Agreement and the Questionnaire;
(d)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;
(e)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(f)

the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

(g)

the Optionee is not an underwriter of, or dealer in, the common shares of the Company, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(h)

the Optionee (i) has adequate net worth and means of providing for his/her/its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(i)

the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in the Company's various disclosure documents, filed with the SEC;

(j)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(k)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(l)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Optionee will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(m)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Optionee has not subdivided its interest in the Securities with any other person;

(n)

the Optionee acknowledges and agrees that the Options are not being offered as part of a public offering and that the Optionee has had access to information about the Company equal to the information that would have been contained in a registration statement filed by the Company and the Optionee has received and reviewed copies of all of the Company’s filings with the SEC;

(o)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee's decision to invest in the Securities and the Company;

(p)

the Optionee understands and agrees that none of the Options or the Optioned Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(q)

it understands and agrees that the Company will refuse to register any transfer of the Optioned Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(r)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(s)	no person has made to the Optionee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities; or
(iii)	as to the future price or value of any of the Securities; and
(t)	if the Optionee is not an employee of the Company, the Optionee is (check one or more of the following boxes):
(A)	a close personal friend of a director, senior officer or control person of the Company or an affiliate of the Company	☐
(B)	a close business associate of a director, senior officer or control person of the Company or an affiliate of the Company	☐
(C)	a person or company which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (A) and (B) above	☐
(u)

if the Optionee has checked one or more of boxes A, B or C in paragraph (t) above, the director(s), senior officer(s), control person(s) or founder(s) of the Company with whom the Optionee has the relationship is :

(Fill in the name of each director. senior officer, control person and founder with whom you have the above-mentioned relationship);

(v)

if the Optionee is a consultant of the Company, the Optionee has entered into a written consulting agreement with the Company or a related entity of the Company and spends or will spend a significant amount of time and attention on the affairs and business of the Company or such related entity.

4.	Acknowledgement and Waiver

4.1                        The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

5.	Legending of Subject Securities

5.1                        The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT (THE "1933 ACT"), PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

5.2                        The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

6.	Costs

6.1                        The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

7.	Governing Law

7.1                        This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.	Survival

8.1                        This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

9.	Assignment
9.1	This Agreement is not transferable or assignable.
10.	Counterparts and Electronic Means

10.1                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.	Severability

11.1                      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.	Entire Agreement

12.1                      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

13.	Effectiveness

13.1                      This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

COUNTERPATH SOLUTIONS, INC.

By:
Authorized Signatory

SIGNED, SEALED and DELIVERED by __________________________________ in the presence of:	) ) )
)
Signature	)
	)	[print name]
)
Print Name	)
)
Address	)
)
)
)
Occupation	)

EXHIBIT A

TO:	Counterpath Solutions, Inc.

8th Floor, 100 West Pender Street

Vancouver, British Columbia

Canada V6B1R8

Notice of Exercise

This Notice of Election to Exercise shall constitute proper notice pursuant to Section 5.1(h) of CounterPath Solutions, Inc.'s (the "Company") 2005 Amended and Restated Stock Option Plan (the "Plan") and Section 1.6 of that certain Stock Option Agreement (the "Agreement") dated as of ___________________, between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase____________________ shares of the common stock of the Company at a price of $______ per share, for aggregate consideration of $____________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 1.6 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the ____ day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option and Subscription Agreement.

The Optionee covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Optionee satisfies)

Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US $5,000,000;

Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;
Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
Category 6	A director or executive officer of the Company;

Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of ________________, 200__.

If an Individual:

Signature

Print or Type Name

Social Security/Tax I.D. No.

EXHIBIT C

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Stock Option and Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Optionee will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. This Questionnaire is not an offer of any securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Optionee agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF OPTIONEE

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____

ALTERNATIVE ONE: The Optionee covenants, represents and warrants to the Company that it has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and risks of an investment in the Options and Company and is not utilizing a Purchaser Representative in connection with evaluating such merits and risks. The Optionee is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

_____

ALTERNATIVE TWO: The Optionee covenants, represents and warrants to the Company that it has chosen to use the services of a Purchaser Representative acceptable to the Optionee in connection with the Optionee’s acquisition of the Options. The Optionee hereby acknowledges that the person named below is its Purchaser Representative who will assist and advise the Optionee in evaluating the merits and risks of an investment in the Options and the Company and affirms that such Purchaser Representative has previously disclosed in writing any material relationship that exists between the Purchaser Representative (or its affiliates) and the Company (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

(name of Purchaser Representative)

(address of Purchaser Representative)

If the Optionee utilizes a Purchaser Representative, this Questionnaire must be accompanied by a completed and signed Purchaser Representative Questionnaire, a copy of which can be obtained from the Company upon request.

FOR INDIVIDUAL INVESTORS

1.	Name:
2.	Residential Address & Telephone Number:

3.	Length of Residence in State of Residence:
4.	U.S. Citizen:	_____	Yes	_____	No
5.	Social Security Number:
6.	Business Address & Telephone Number:

7.	Preferred Mailing Address:	_____	Residence	_____	Business
8.
9.	Date of Birth:
10.	Employer and Position:
11.	Name of Business:
12.	Business or Professional Education and Degrees:
School	Degree	Year Received

13.	Prior Employment (last 5 years):
Employer	Nature of Duties	Dates of Employment

14.	Relationship to the Company, if any:
15.	Is the Optionee an officer of director of a publicly-held company?
	____	Yes	_____	No

If yes, specify company:

16.	Does the Optionee beneficially own 10% or more of the voting securities of a publicly-held company?
____	Yes	_____	No

If yes, specify company:

17.

Within the last 5 years, has the Optionee personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

____	Yes	_____	No
18.	Prior investments by Optionee which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____
Securities:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____
Other:	Up to	$50,000 to	Over
None: _____	$50,000	_____	$250,000 _____	$250,000 _____

19.	Does the Optionee consider itself to be an experienced and sophisticated investor?
____	Yes	_____	No

If so, please provide evidence of investment sophistication and/or experience:

20.

Does the Optionee, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Shares and the Company, should the Optionee be given an opportunity to so invest?

____	Yes	_____	No

21.	If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined gross income during the preceding two years (initial the highest number applicable):
	1998		1997
_____	Less than $75,000	_____	Less than $75,000
_____	$75,001 to $100,000	_____	$75,001 to $100,000
_____	$100,001 to $200,000	_____	$100,001 to $200,000
_____	$200,001 to $300,000	_____	$200,001 to $300,000
_____	$Over $300,000	_____	$Over $300,000

22.

If the Optionee is an individual, please indicate the Optionee’s and his/her spouse’s combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

_____	Less than $100,000	_____	$300,0001 to $500,000
_____	$100,001 to $200,000	_____	$500,001 to $1,000,000
_____	$200,001 to $300,000	_____	Over $1,000,000

23.	Regardless of the amount of the proposed investment:

(a)       Will the Optionee’s proposed investment exceed 10% of its individual net worth, or the Optionee’s joint net worth with its spouse as determined in paragraph 29 above?

	____	Yes	_____	No
(b)	Will the Optionee be able to bear the economic risk of its investment in this transaction?
	____	Yes	_____	No

24.	Please provide answers to the following questions (Accredited Investors may omit answers to this paragraph).

(a)       State total assets of the Optionee, including cash, stocks and bonds, automobiles, real estate, and any other assets:

$

(b)       State total liabilities of the Optionee including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

$

(c)       State annual income of the Optionee including salary, securities income, rental income and any other income:

$

(d)       State annual expenses of the Optionee, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

$

(e)       Does the Optionee expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

____	Yes	_____	No

If yes, explain:

The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Optionee represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _____________________, ______.

If an Individual:

Signature

Print or Type Name

Social Security/Tax I.D. No.